AGREEMENT

This AGREEMENT (this “Agreement”) is made as of December ___, 2011, by and between WORKSTREAM INC., a Canadian corporation (the “Company”), and the investor listed on the signature page hereto (the “Investor”).  The Company and the Investor are sometimes hereinafter referred to collectively as the “Parties” and individually as a “Party.”  Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in that certain Third Amended and Restated Registration Rights Agreement dated as of August 13, 2010, as it may be amended, by and among the Company, the Investor and the other parties thereto (the “Registration Rights Agreement”).

RECITALS

WHEREAS, pursuant to the Registration Rights Agreement, the Company has granted certain registration rights to the Investor upon the occurrence of certain specified events; and

WHEREAS, the Company intends to (a) delist its Common Shares from the OTC Bulletin Board quotation system and (b) deregister its Common Shares under the Securities Exchange Act of 1934 (collectively, the “Going Dark Transaction”).

NOW, THEREFORE, in consideration of good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the Parties hereto, and intending to be legally bound, the Parties hereto hereby agree as follows:

1. Subject to the terms and conditions set forth herein, notwithstanding the rights and obligations of the Parties set forth in the Registration Rights Agreement, the Investor hereby agrees that during the period commencing with the filing of a Form 15 with the SEC in connection with the Going Dark Transaction and ending on the earliest to occur of (i) January 15, 2014, (ii) ninety (90) days after any of the Company’s securities are listed on any securities exchange, over-the-counter market or any quotation system other than the “Pink Sheets,” (iii) the first date on which the Company grants registration rights to any Person with respect to any Company securities that may be exercised, or that provide for filing of any registration statement with respect to such securities, prior to the earlier of the dates set forth in subsection (i) or (ii) above and (iv) the first date on which the Company amends, modifies, waives compliance with or terminates, revokes or rescinds in any manner or respect (or takes any action, or permits any action to be taken (whether through the Company’s inaction or otherwise), that has a similar effect to any of the foregoing) any provision of any of the Other Agreements (as defined below) (the “Going Dark Period”):

(a)  the Investor will not exercise its right to require registration of its Registrable Securities pursuant to Section 2 of the Registration Rights Agreement (other than under Section 2(g) thereof); and

(b)  other than Section 2(g) of the Registration Rights Agreement, the Company will not be required to comply with any of the obligations set forth in the Registration

Rights Agreement, including but not limited to those set forth under Sections 2, 3, 6, 7 and 8 of the Registration Rights Agreement.

2.  Notwithstanding anything contained in Section 1 of this Agreement to the contrary, the Company acknowledges and agrees that (a) the Company shall comply with all of its obligations under Section 2(g) of the Registration Rights Agreement, and the Investor shall have the rights thereunder, at all times as if the phrase “at any time during the period in which a Registration Statement is required to be kept effective” was deleted from the first sentence of Section 2(g) thereof and (b) during the Going Dark Period, no registration statement relating to any securities of the Company (or any securities acquired in exchange for, or in replacement of, any of the Company’s securities) may be declared effective prior to the effectiveness of any Registration Statement unless such registration statement covers all of the Investor’s Registrable Securities.

3.  The Company hereby represents and warrants that the Persons listed on Exhibit A hereto are the only Persons having registration rights with respect to any of the Company’s securities as of the date hereof pursuant to any agreement, understanding or other arrangement with the Company.  This Agreement shall be effective only upon the execution of agreements by the Company and each of the Persons listed on Exhibit A hereto containing the identical substantive terms as this Agreement (such other agreements are referred to herein as the “Other Agreements”).

4.  The Company covenants and agrees to provide the Investor with a true and complete copy of the financial statements of the Company (whether audited or unaudited) for each of its quarterly and annual fiscal periods promptly following the preparation of such financial statements, but in any event not later than forty-five (45) days following the close of any fiscal quarter or ninety (90) days following the close of any fiscal year, to the extent and only to the extent that such financial statements are not publicly filed with the SEC; provided, however, that the Company reserves the right to withhold any information contained in the financial statements if such information contains confidential information about the Company that, if disclosed, could adversely affect the business or competitive position of the Company.  All such financial statements shall fairly present in all material respects the financial condition and operating results of the Company as of the dates, and for the periods, indicated therein. The Company expressly acknowledges and agrees that the Investor shall not have any duty of confidentiality or any other duty with respect to any of such financial statements or any of the information contained therein and that the Investor may provide and/or disclose any or all of such financial statements or any or all of the information contained therein to any Person (including, without limitation, in connection with any transfer, sale or assignment of any securities of the Company held by the Investor).

5.  Except as provided herein, the terms and provisions of the Registration Rights Agreement shall remain in full force and effect.

6.  This Agreement supersedes all other prior oral or written agreements between the Investor and the Company solely with respect to the specific matters contained herein, and this

Agreement contains the entire understanding of the Parties solely with respect to the specific matters covered herein.

7.  This Agreement may be executed in two or more counterparts (including by facsimile), all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each Party and delivered to the other Party.

[Signature page follows]

IN WITNESS WHEREOF, this Agreement is entered into as of the date first set forth above.

THE COMPANY:

WORKSTREAM INC.

By:______________________________________
Name:
Title:

THE INVESTOR:
[NAME OF INVESTORS]

By:______________________________________
Name:
Title:

EXHIBIT A

CCM Master Qualified Fund, Ltd.

Magnetar Capital Master Fund, Ltd

First Advantage Offshore Services, Private Limited